                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     Each director and/or officer of CheckFree Corporation (the "Corporation") whose signature appears below hereby appoints Peter J. Kight, David E. Mangum, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended June 30, 2005, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands this 2nd day of September, 2005.

Signature                               Title
---------                               -----


/s/ Peter J. Kight                      Chairman of the Board and
-------------------------------------   Chief Executive Officer
Peter J. Kight                          (Principal Executive Officer)


/s/ David E. Mangum                     Executive Vice President and Chief
-------------------------------------   Financial Officer
David E. Mangum                         (Principal Financial Officer)


/s/ John J. Browne, Jr.                 Vice President, Controller, and
-------------------------------------   Chief Accounting Officer
John J. Browne, Jr.                     (Principal Accounting Officer)


/s/ William P. Boardman                 Director
-------------------------------------
William P. Boardman


/s/ James D. Dixon                      Director
-------------------------------------
James D. Dixon


/s/ Mark A. Johnson                     Director
-------------------------------------
Mark A. Johnson


/s/ Lewis C. Levin                      Director
-------------------------------------
Lewis C. Levin


/s/ Eugene F. Quinn                     Director
-------------------------------------
Eugene F. Quinn


/s/ Jeffrey M. Wilkins                  Director
-------------------------------------
Jeffrey M. Wilkins